EXECUTIVE EMPLOYMENT AGREEMENT

         EXECUTIVE EMPLOYMENT AGREEMENT made as of the 1st day of June, 2000, by and between BALTEK CORPORATION, a Delaware corporation with offices at 10 Fairway Court, Northvale, New Jersey 07647 (the "Company"), and Thomas Preisel, residing at 16 Lexington Road, New City, New York 10956 (the "Executive").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Executive has been employed by the Company as Vice President, Operations & Sales/Marketing; and

         WHEREAS, the Company desires to continue the employment of the Executive as Vice President, Operations & Sales/Marketing and the Executive desires to continue to be so employed by the Company, upon the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants con tained in this Agreement, the Executive and the Company agree as follows:

         1. Employment. The Company agrees to continue to employ the Executive as Vice President, Operations & Sales/Marketing, and the Executive agrees to continue employment by the Company in such capacity, upon and subject to the terms and conditions set forth in this Agreement.

         2. Term. The Executive's employment under and in accordance with this Agreement shall commence on June 1, 2000 and shall continue until terminated by either party upon not less than twenty-four (24) months written notice to the other party (the period from June 1, 2000 until the date this Agreement is terminated pursuant to such notice being hereinafter referred to as the "Term" of this Agreement).

         3. Duties.

         (a) During the Term of this Agreement, the Executive shall be employed as Vice President, Operations & Sales/Marketing of the Company, shall utilize his best efforts to enhance the business of the Company and, subject to the supervision of the Company's President and Chief Executive Officer (the "CEO") and the Company's Board of Directors (the "Board"), shall be responsible for the general and supervisory duties normally and customarily attendant to such position at the Company and its divisions and subsidiaries.

         (b) During the Term of this Agreement, unless the Board shall otherwise consent in writing, the Executive will, during the regular business hours of the Company, devote his full time, energies, labor and skills to the business of the Company and to the duties and responsibilities specified in subsection (a) of this paragraph 3.

         4. Compensation. In full consideration for all services to be performed by the Executive for the Company and pursuant to this Agreement, the Company shall pay to the Executive, and the Executive agrees to accept, an annual salary of two hundred fifteen thousand ($215,000) dollars (or such higher amount as may be approved from time to time by the Board), payable in monthly installments in accordance with the Company's customary payroll practices. The Company shall annually review the Executive's salary to determine whether, and to what extent, if any, such salary shall be adjusted.

Any increase in the Executive's salary shall be in the sole discretion of the Company. In addition, the Company shall reimburse the Executive for all expenses reasonably incurred by the Executive in connection with the performance of his duties under this Agreement and the business of the Company, in accordance with the Company's usual policies and practices for expense reimbursement.

         5. Vacation. The Executive shall be entitled to four (4) weeks of paid vacation during each twelve (12) month period of his employment under this Agreement, to be taken at times mutually agreeable to the Executive and the Company. Any vacation not taken during the twelve (12) month period in which such vacation is earned may not be taken in any subsequent period, but the Executive shall be entitled to be paid for up to two (2) weeks of any earned vacation which is not taken during any twelve (12) month period. In the event the Executive's employment is terminated for any reason, the Executive shall be paid for accrued vacation time, if any, which has not been taken, calculated on a pro-rata basis, but in no event shall such amount exceed more than four (4) weeks' salary.

         6. Benefits. Throughout the Term of this Agreement, the Executive shall be eligible to participate in any pension, profit- haring, stock option or similar plan or program of the Company now existing or hereafter established and maintained for the benefit of the Company's employees or executives generally, to the extent that the Executive is eligible under the general provisions thereof. The Executive shall also be entitled to participate in any group insurance, hospitalization, medical, health, accident, disability or similar plan or program of the Company now existing or hereafter established for the benefit of the Company's employees or executives generally, to the extent that the Executive is eligible under the general provisions thereof. In the event the employment of the Executive with the Company is terminated for any reason, such benefits shall be continued, at the expense of the Company, to such extent and for such period of time as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985 and the regulations issued thereunder, as in effect at the time of such termination of employment.

         7. Company Car. To permit the Executive to perform his duties more effectively, the Company shall, during the term of the Executive's employment pursuant to this Agreement [and if the employment of the Executive pursuant to this Agreement is terminated under any of the circumstances described in subparagraph (f) of paragraph 8 of this Agreement, for a period of twelve (12) months after such termination of such employment], lease a suitable automobile for the use of the Executive, and reimburse the Executive for all expenses of operating and maintaining such automobile, including, without limitation, comprehensive and liability insurance, in accordance with the Company's policies and practices for executive company cars.

         8. Termination of Executive's Employment.

         (a) Notwithstanding any provisions to the contrary contained in this Agreement, the Executive's employment may be terminated by the Company upon the Executive's death or disability (as defined below) or for Cause (as defined below), and the Executive may terminate his employment for Good Reason (as defined below) upon sixty (60) days' prior written notice to the Company.

         (b) For purposes of this Agreement, "disability" shall mean that, for a period of one hundred twenty (120) consecutive days or more, or for one hundred eighty (180) days or more (even though not consecutive) within any three hundred sixty (360) day period, the Executive is mentally orphysically unable to perform the essential duties of his position as Vice President, Operations & Sales/ Marketing of the Company (notwithstanding reasonable accommodation by the Company as required by law), as evidenced by the written certification of a qualified physician agreed to by the Company and the Executive or, in the absence of such agreement, by a qualified physician selected by the agreement of a qualified physician selected by the Company and a qualified physician selected by the Executive.

         (c) For purposes of this Agreement, "Cause" shall mean: (i) the conviction of the Executive for a felony by a federal or state court of competent jurisdiction; or (ii) the Executive's failure either (A) to follow a direct substantive written order, within the reasonable scope of the Executive's duties, from the CEO, pursuant to authority from the Board, or (B) to adhere to any written policy or guideline established by the Company from time to time, if such failure to follow such order or adhere to such policy or guideline is not cured within thirty (30) days after written notice to the Executive specifying such failure.

         (d) For purposes of this Agreement, "Good Reason" shall mean any of the following: (i) the assignment by the Company to the Executive of substantial duties significantly below the level of the Executive's position as Vice President, Operations & Sales/Marketing of the Company, as set forth in paragraph 3 of this Agreement; or (ii) the failure of the Company to assign to the Executive substantial duties and responsibilities consistent with such position; or (iii) any reduction by the Company of the Executive's salary or benefits as set forth in paragraphs 4 or 6 of this Agreement (it being understood that a reduction of benefits applicable to all executives of the Company (including the Executive) shall not be deemed a reduction of the Executive's benefits for purposes of this definition.

         (e) In the event that the Executive's employment under this Agreement is terminated as a result of death, disability or for Cause by the Company, or without Good Reason by the Executive, then the Company shall have no further obligation or liability to the Executive under this Agreement, such that all salary and benefits provided for in this Agreement shall terminate simultaneously with the termination of the Executive's employment, except for salary and benefits earned and accrued through the date of such termination.

         (f) In the event that the Company terminates the employment of the Executive pursuant to this Agreement prior to the end of the Term of this Agreement, other than for Cause, death or disability, or the Executive terminates his employment with the Company with Good Reason prior to the end of the Term of this Agreement (i) the Company shall pay to the Executive, in each month following such termination, until the end of the Term of this Agreement, an amount equal to one-twelfth of the Executive's annual salary in effect on the date of termination, and (ii) if such termination shall occur ninety (90) days or less prior to the end of a fiscal year of the Company, the Company shall, in accordance with any executive compensation or incentive plan of the Company in effect at the time of such termination, pay to the Executive any bonus and make on behalf of the Executive any profit sharing plan contribution which the Company would otherwise have paid or made if the Executive had remained in the employ of the Company through the end of such fiscal year.

         9. Covenants of the Executive.

         (a) The Executive acknowledges that his employment by the Company has brought him and will throughout his employment continue to bring him into close contact with many confidential affairs of the Company, including information about costs, profits, markets, sales, key personnel, pricing policies, operational methods and other business affairs, methods and information, including plans for future developments, not readily available or generally known to the public.

The Executive further acknowledges that the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary and intellectual character, and that the Company currently competes or intends to compete with other organizations that are located in all of the states of the United States. In recognition of the foregoing, the Executive covenants and agrees that:

                           (i) he  will  not  during  his  employment  with  the
                  Company or following the expiration of this Agreement or the termination of his employment with the Company for any reason (the date of such expiration or termination being hereinafter referred to as the "Termination Date") divulge, disclose, publish or use (other than for the benefit of the Company) any matter relating to the Company which is not publicly available and generally known and will not intentionally disclose such matter to anyone (other than to executives or employees of the Company who are required to have knowledge of such matter), except that the Executive may make such disclosure as may be required by law, provided the Company is notified by the Executive in writing of such requirement not less than ten
                  (10) business days prior to the date such disclosure is so required and the Company has not obtained an order or ruling to prevent such disclosure;

                           (ii) he will  deliver  promptly to the Company at the
                  end of the Term of this Agreement, or at any other time the Company may so request, all memoranda, notes, records, reports and other documents (and all copies thereof) relating to the business of the Company which he obtained while employed by or otherwise serving or acting on behalf of, the Company, and which he may then possess or have under his control;

                           (iii) during the Term of this Agreement and any additional period during which the Executive may be employed by the Company (whether or not such employment shall be pursuant to a written agreement), he will not, unless the Board shall otherwise consent in writing, alone or together with any other person, firm, partnership, corporation or other entity whatsoever (except a subsidiary or affiliate of the Company), directly or indirectly, whether as an officer, director, stockholder, partner, proprietor, associate, employee, representative, public relations or advertising representative, management consultant or otherwise, engage in, or have any material financial or monetary interest in, or have any financial or monetary association with, any other person, corporation, firm, partnership or other entity engaged in, the composite materials or seafood business or any other business which is competitive with any business conducted or contemplated by the Company; and

                           (iv)  for  a  period  of   twenty-four   (24)  months
                   following the Termination Date, he will not:

                                    (A)  solicit,  or  attempt to  solicit,  any
                           person or entity who or which is a customer of the Company (as of the Termination Date or at any time prior thereto) as a customer for any person or entity engaged in the composite materials or seafood business, or any other business which is competitive with any business conducted or contemplated by the Company; or

                                    (B) otherwise  disrupt or interfere with, or
                           attempt to disrupt or interfere with, the Company's relations with any actual or potential customer or supplier or any other relationship of the Company.

         (b) The Executive recognizes that the territorial and time limitations in this paragraph 9 are reasonable and properly required for the adequate protection of the business of the Company, and that in the event that any such territorial or time limitation is deemed to be unreasonable by a court of competent jurisdiction, the Executive agrees to a reduction of said such territorial or time limitation, as the case may be, to such area or period as such court deems reasonable. In the event that the Executive shall be in violation of any of the covenants contained in this paragraph 9, the time limitation thereof shall be extended for a period of time equal to the period of time during which such breach or breaches should exist.

         (c) The Executive further agrees that the remedy at law for any breach or threatened breach of any of the covenants contained in this paragraph 9 will be inadequate and that the Company, in addition to such other remedies as may be available to it, at law or in equity, shall be entitled to injunctive relief without bond or other security. This paragraph 9 constitutes independent and severable covenants and, if any or all of the provisions of this paragraph 9 is or are held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not in any way invalidate or affect the remainder of this paragraph 9 or the remainder of this Agreement, as the case may be, which shall remain in full force and effect.

         10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey applicable to contracts executed in and to be performed solely within such state.

         11. Notices. All notices required or permitted to be given by either party pursuant to this Agreement, including notice of change of address, shall be in writing and delivered by hand, or mailed, postage prepaid, certified or registered mail, return receipt requested, to the other party as follows:

              If to the Company:        Baltek Corporation
                                        10 Fairway Court
                                        Northvale, New Jersey 07047

                                        Attention:
                                        President and Chief Executive Officer

              If to the Executive:      Thomas Preisel
                                        16 Lexington Road
                                        New City, New York 10956

         12. Miscellaneous.


         (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior oral or written agree ments and understandings relating to the employment of the Executive by the Company. There are no oral promises, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution this Agreement by the Executive or in effect between the parties.

This Agreement may not be amended, and no provision hereof shall be waived, except by a writing signed by the Company and the Executive (or in the case of a waiver of a provision of this Agreement, by the party waiving compliance therewith), which states that it is intended, as the case may be, to amend this Agreement or waive a provision of this Agreement. Any waiver of any right or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any right or failure to act in any other instance, whether or not similar.

         (b) Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or prohibited by applicable law, this Agreement shall be considered divisible as to such provision, which shall be inoperative, and the remainder of this Agreement shall be valid and binding as if such provision were not included in this Agreement.

         (c) Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the Company and any corporation with which the Company merges or consolidates or to which the Company sells all or substantially all of its assets, and upon the Executive and his executors, administrators, heirs and legal representatives.

         (d) Headings. All headings in this Agreement are for convenience only and are not intended to affect the meaning of any provision hereof.

         (e) Counterparts. This Agreement may be executed in two (2) or more counterparts with the same effect as if the signatures to all such counterparts were upon the same instrument, and all such counterparts shall constitute but one instrument.

         IN WITNESS WHEREOF, the Executive has executed this Agreement and the Company has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

                              BALTEK CORPORATION


                              By:       /s/ Jacques Kohn
                                  ---------------------------------------------
                                       Jacques Kohn
                                       President and Chief Executive Officer


                                               /s/ Thomas Preisel
                                  ---------------------------------------------
                                                Thomas Preisel